UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2007
CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-4639 (Commission File Numbers)	35-0225010 (I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana	46514
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, Including Area Code: (574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
A copy of material which will be used in an investor presentation delivered by CTS representatives from time to time is furnished as Exhibit No. 99.1 hereto and is incorporated herein by reference. This material contains certain non-GAAP financial measures. CTS’ management believes that these non-GAAP financial measures are useful to investors in analyzing CTS financial performance and results of operations over time. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the appendix to Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:
	Exhibit No.	Exhibit Description
	99.1	Investor Presentation Material

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION
/s/ Richard G. Cutter
By:	Richard G. Cutter
Vice President, Secretary and General Counsel

Date: June 5, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Investor Presentation Material